JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Yield Bond Fund
Julius Baer Global Equity Fund Inc.

Supplement dated September 15, 2006 to the
Prospectus dated February 28, 2006, as Revised May 26, 2006

The name of the “Julius Baer Global High Yield Bond Fund” is changed to “Julius Baer Global High Income Fund” effective immediately.

The following replaces the last two sentences of the third paragraph of the sections “International Equity Fund - - Principal Investment Strategies” on page 5 of the Prospectus and “International Equity Fund II - - Principal Investment Strategies” on page 14 of the Prospectus:

The Fund may invest up to 25% of its assets in securities of issuers located in developing countries, often referred to as emerging markets. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to the 25% limit in emerging markets.  Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed the 25% limit. In such cases where the Fund exceeds the 25% limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity.

The first paragraph of the section entitled “Global High Yield Bond Fund - - Principal Investment Strategies” on page 29 is replaced with the following:

The Global High Income Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. These instruments may include, but are not limited to, debt securities, debt instruments convertible into common stock, preferred stocks, income trusts, asset-backed securities, structured notes and swaps. These securities may be issued by corporations, banks, governments, government entities and supranational organizations. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities.

The third paragraph of the section entitled “Global High Yield Bond Fund - - Principal Investment Strategies” on page 29 is replaced with the following:

Although the Fund typically invests in below-investment grade securities, it may also invest in investment grade debt, including fixed, variable and floating rate bonds, debentures, notes, and mortgage-backed securities. These securities may be issued by corporations, banks, governments, government entities and supranational organizations. The Fund may use options, forward contracts, swaps and warrants, which are types of derivatives, to increase total return. In addition, the Fund may invest up to 20% of its net assets in global equity securities.

The first sentence of the first paragraph of the section entitled “Global High Yield Bond Fund - - The Fund’s investment strategies” on page 55 is replaced with the following:

The Fund seeks to achieve its goal by investing primarily in high income producing instruments, such as high yield, high risk bonds, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB by Standard & Poor’s Corporation, below Baa by Moody’s Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality.

The following replaces the last sentence of the second paragraph of the section entitled “Global High Yield Bond Fund - - The Fund’s investment strategies” on page 55:

The Fund may invest in preferred stocks, asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may purchase securities denominated in U.S. dollars or foreign currencies.

The third paragraph of the section entitled “Global High Yield Bond Fund - - The Fund’s investment strategies” on page 55 is replaced with the following:

In addition, the Fund’s investments may include: common stocks, mortgage-backed securities, Brady Bonds, when-issued and forward commitment securities, indexed notes and inflation indexed securities.

The last sentence of “Risk of Investing in the Funds - - Other Potential Risks” on page 34 is replaced with the following:

Portfolio Holdings.

Please see the SAI for a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. A Fund's top ten holdings as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month’s end. This information will remain on the Funds’ website, at a minimum, until the following month-end’s information is available. Complete portfolio holdings of the Funds, except IEF, IEF II and Global Equity Fund, as of month-end are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com no earlier than the first business day following the next calendar month’s end. The complete portfolio holdings information will remain available on the Funds’ website until the respective Fund files a Form N-Q or annual or semi-annual report with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information. Complete portfolio holdings of IEF, IEF II and Global Equity Fund as of each of the three month-ends within such Funds’ fiscal quarter are available and posted on the Funds’ website at http://www.us-funds.juliusbaer.com after IEF, IEF II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. The complete portfolio holdings information for IEF, IEF II and Global Equity Fund will remain available on the website until the respective Fund files a subsequent Form N-Q or annual or semi-annual report with the SEC.